DEUTSCHE ASSET MANAGEMENT



Mutual Fund
   Annual Report

                                                                  March 31, 2002

Class A, B, C Shares and Institutional Class

Flag Investors Value Builder Fund
A Member of the
Deutsche Bank Group
[LOGO OMITTED]

Value Builder Fund
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TABLE OF CONTENTS

              REPORT HIGHLIGHTS ............................................   3
              PERFORMANCE COMPARISON .......................................   4
              LETTER TO SHAREHOLDERS .......................................   5
              ADDITIONAL PERFORMANCE .......................................   8

              VALUE BUILDER FUND
                 Schedule of Investments ...................................  13
                 Statement of Assets and Liabilities .......................  16
                 Statement of Operations ...................................  17
                 Statements of Changes in Net Assets .......................  18
                 Financial Highlights ......................................  19
                 Notes to Financial Statements .............................  23
                 Report of Independent Accountants .........................  27
                 Tax Information ...........................................  27

              FUND DIRECTORS ...............................................  28


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          The  Fund  is not  insured  by  the  FDIC  and  is not a  deposit, obligation  of or  guaranteed  by  Deutsche  Bank AG.  The Fund is
          subject  to   investment   risks,   including   possible  loss  of
          principal amount invested.
--------------------------------------------------------------------------------

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                                        2

Value Builder Fund
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REPORT HIGHLIGHTS

As your Fund approaches its 10-year anniversary in June 2002, we are very pleased that it has achieved an excellent long-term ranking. The Fund's Class A Shares performance is in the top 5% of the Lipper Balanced Funds Average category for the 7- and 9- year periods ended March 31, 2002. According to Lipper Inc., the Fund's Class A Shares ranked #204 out of 492 funds, #153 out of 405 funds, #42 out of 298 funds, #9 out of 201 funds, and #4 out of 95 funds for the 1-, 3-, 5-, 7- and 9-year periods ended March 31, 2002, respectively.(1)

The Fund's Class A Shares returned 2.37% for the twelve-month period ended March 31, 2002(2). For the three and five year cumulative periods, your Fund gained 8.03% and 64.66%, respectively.(2) Considering the turmoil in the equity markets over the past three years when the Standard and Poor's 500 Index declined by 7.43% and the NASDAQ by 25.03%, each on a cumulative basis, we are quite pleased with the Fund's gains. In addition, your Fund's 5-year return exceeds the returns of the Standard & Poor's 500 Index and the NASDAQ.(2)

The Fund's asset mix remained essentially unchanged over the past year, emphasizing the long-term perspective with stocks and bonds representing approximately 97% of the portfolio.

In past shareholder letters, we have highlighted our successes and failures. This gives Fund shareholders the opportunity to see how well we have executed our plan of buying good value. The Fund's largest holdings were all strong positive contributors to the Fund's performance. However, Allied Waste, the Fund's fifth largest holding, has been impacted by the economic slowdown and had a negative return for the twelve-month period.

In this shareholder report, given today's focus on accounting issues, we have listed some of the deceptive practices used by managements to inflate financial statements and share prices. The most common, perpetrated by the large majority of US public companies, is the failure to reflect the cost of stock options granted as compensation. Understand that we are completely in favor of management incentives, including stock options, but we would like to see them accounted for properly.



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1  Past performance is no guarantee of future results. Lipper Inc. is a mutual fund performance monitor. Rankings are based on total returns and include all applicable Fund fees and expenses.
2  For Class A Shares and exclusive of sales charges.
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                                        3

Value Builder Fund
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PERFORMANCE COMPARISON(1)

VALUE BUILDER FUND--CLASS A, S&P 500 INDEX AND BLENDED INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)(2)

         Value Builder Fund -- Class A      S&P 500 Index        Blended Index
6/15/92             $10,000                    $10,000             $10,000
6/30/92              10,050                     10,000              10,033
7/31/92              10,170                     10,408              10,351
8/31/92              10,170                     10,196              10,261
9/30/92              10,350                     10,316              10,384
10/31/92             10,420                     10,351              10,360
11/30/92             10,581                     10,703              10,559
12/31/92             10,776                     10,835              10,688
1/31/93              10,867                     10,926              10,817
2/28/93              10,998                     11,074              10,966
3/31/93              11,372                     11,308              11,121
4/30/93              11,098                     11,034              10,992
5/31/93              11,281                     11,329              11,161
6/30/93              11,526                     11,362              11,244
7/31/93              11,638                     11,316              11,228
8/31/93              11,915                     11,745              11,547
9/30/93              12,069                     11,655              11,512
10/31/93             12,089                     11,896              11,667
11/30/93             11,913                     11,783              11,579
12/31/93             12,043                     11,926              11,684
1/31/94              12,377                     12,331              11,969
2/28/94              12,105                     11,997              11,714
3/31/94              11,729                     11,475              11,341
4/30/94              11,803                     11,622              11,403
5/31/94              11,950                     11,811              11,519
6/30/94              11,666                     11,522              11,353
7/31/94              12,058                     11,900              11,636
8/31/94              12,419                     12,387              11,937
9/30/94              12,154                     12,084              11,725
10/31/94             12,155                     12,355              11,885
11/30/94             11,792                     11,905              11,609
12/31/94             11,998                     12,081              11,729
1/31/95              12,300                     12,394              11,984
2/28/95              12,613                     12,877              12,354
3/31/95              12,969                     13,256              12,601
4/30/95              13,315                     13,646              12,880
5/31/95              13,739                     14,191              13,329
6/30/95              14,076                     14,520              13,549
7/31/95              14,521                     15,000              13,823
8/31/95              14,751                     15,038              13,891
9/30/95              15,275                     15,673              14,281
10/31/95             15,199                     15,616              14,310
11/30/95             15,752                     16,300              14,756
12/31/95             15,926                     16,615              14,985
1/31/96              16,416                     17,180              15,339
2/29/96              16,632                     17,339              15,365
3/31/96              16,712                     17,506              15,428
4/30/96              16,885                     17,763              15,549
5/31/96              17,125                     18,220              15,789
6/30/96              17,217                     18,289              15,887
7/31/96              16,804                     17,481              15,485
8/31/96              17,161                     17,849              15,689
9/30/96              18,105                     18,853              16,299
10/31/96             18,613                     19,373              16,673
11/30/96             19,573                     20,835              17,510
12/31/96             19,850                     20,423              17,267
1/31/97              20,657                     21,697              17,942
2/28/97              20,891                     21,869              18,041
3/31/97              20,037                     20,972              17,557
4/30/97              20,837                     22,222              18,262
5/31/97              21,685                     23,580              18,987
6/30/97              22,132                     24,629              19,563
7/31/97              23,396                     26,587              20,639
8/31/97              22,970                     25,098              19,914
9/30/97              23,928                     26,471              20,654
10/31/97             23,666                     25,587              20,325
11/30/97             24,117                     26,772              20,909
12/31/97             24,350                     27,232              21,188
1/31/98              24,459                     27,532              21,431
2/28/98              25,685                     29,517              22,356
3/31/98              26,814                     31,028              23,074
4/30/98              27,179                     31,344              23,259
5/31/98              26,751                     30,805              23,084
6/30/98              27,093                     32,056              23,703
7/31/98              26,589                     31,716              23,585
8/31/98              23,336                     27,133              21,677
9/30/98              24,477                     28,873              22,702
10/31/98             26,036                     31,217              23,808
11/30/98             27,445                     33,109              24,678
12/31/98             28,861                     35,016              25,571
1/31/99              29,481                     36,479              26,266
2/28/99              28,658                     35,345              25,644
3/31/99              30,543                     36,759              26,332
4/30/99              31,468                     38,181              26,976
5/31/99              31,366                     37,280              26,527
6/30/99              32,090                     39,342              27,422
7/31/99              31,300                     38,118              26,906
8/31/99              30,019                     37,928              26,840
9/30/99              29,431                     36,888              26,492
10/31/99             30,756                     39,223              27,528
11/30/99             30,769                     40,020              27,884
12/31/99             32,848                     42,373              28,840
1/31/00              30,180                     40,246              27,941
2/29/00              28,985                     39,485              27,711
3/31/00              30,883                     43,347              29,445
4/30/00              29,846                     42,042              28,897
5/31/00              29,766                     41,180              28,566
6/30/00              30,139                     42,193              29,172
7/31/00              30,901                     41,589              28,983
8/31/00              31,210                     44,173              30,190
9/30/00              31,774                     41,841              29,338
10/31/00             32,045                     41,664              29,319
11/30/00             30,870                     38,379              28,660
12/31/00             32,688                     38,567              28,954
1/31/01              34,848                     39,935              29,761
2/28/01              33,561                     36,294              28,175
3/31/01              32,229                     33,995              26,607
4/30/01              34,450                     36,636              27,829
5/31/01              35,357                     36,882              28,001
6/30/01              35,432                     35,984              27,633
7/31/01              35,505                     35,630              27,736
8/31/01              33,923                     33,399              26,795
9/30/01              30,088                     30,699              25,639
10/31/01             30,027                     31,287              26,087
11/30/01             32,577                     33,684              27,197
12/31/01             33,733                     33,988              27,294
1/31/02              31,787                     33,479              27,100
2/28/02              31,455                     32,836              26,864
3/31/02              32,994                     34,067              27,328


                                              CUMULATIVE TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended               1 Year   3 Years    5 Years      Since    1 Year   3 Years     5 Years      Since
   March 31, 2002                                        Inception(2)                               Inception(2)
----------------------------------------------------------------------------------------------------------------
 Value Builder Fund
   Class A Shares               2.37%     8.03%     64.66%    229.94%     2.37%     2.61%      10.49%    12.97%
   Class B Shares               1.63%     5.60%     58.59%    160.15%     1.63%     1.83%       9.66%    14.12%
   Class C Shares               1.63%     5.64%       n/a      17.83%     1.63%     1.85%       n/a       4.21%
   Institutional Class          2.63%     8.81%     66.63%    117.81%     2.63%     2.85%      10.75%    12.91%
----------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)               0.21%    (7.43)%    62.30%    240.67%     0.21%    (2.54)%     10.17%    13.40%
----------------------------------------------------------------------------------------------------------------
 Blended Index(4)               2.49%     3.78%     55.66%    173.28%     2.49%     1.25%       9.25%    10.81%
----------------------------------------------------------------------------------------------------------------

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THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002, INCLUDING THE
MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (3.26)%, FIVE-YEAR 9.25%, SINCE INCEPTION 12.32%; CLASS B SHARES--ONE-YEAR (3.37)%, FIVE-YEAR 9.39%, SINCE INCEPTION 14.12%; CLASS C SHARES--ONE-YEAR 0.63%, SINCE INCEPTION 4.21%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS
FOLLOWS: CLASS A SHARES: 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS; AND CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. The 'Since Inception' performance would have been lower for Class A and Class B Shares if certain of the Fund's fees and expenses had not been waived prior to 1996.

(2) The Fund's inception dates are: Class A Shares: June 15, 1992, Class B
    Shares: January 3, 1995, Class C Shares: April 8, 1998, Institutional Class:
    November 2, 1995. Benchmark returns are for comparative purposes relative to Class A Shares and are for the periods beginning June 15, 1992 for the Blended Index and June 30, 1992 for the S&P 500 Index.

(3) The S&P 500 Index is unmanaged and measures the performance of 500 large US companies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

(4) The Blended Index is calculated using the performance of three unmanaged indices: 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-month T-bill Index. The S&P 500 Index measures the performance of 500 large US companies. The Lehman Brothers Intermediate US Government/Credit Index is a general measure of performance in the intermediate-term government and corporate bond sector. Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

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                                        4

Value Builder Fund
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LETTER TO SHAREHOLDERS


Fellow shareholders:

We are pleased to report on the progress of your Fund for the year ended March 31, 2002.

The Flag Investors Value Builder Fund returned 9.66% for the six-month period and 2.37% for the twelve-month period for Class A Shares.(1) For the three and five year cumulative periods, your Fund gained 8.03% and 64.66%, respectively.(1) Considering the turmoil in the equity markets over the past three years when the Standard and Poor's 500 Index declined by 7.43% and the NASDAQ by 25.03%, each on a cumulative basis, we are quite pleased with the Fund's gains. Interestingly, even for the five-year period ended 3/31/02, your Fund's 64.66% return exceeded the returns of the Standard & Poor's 500 Index and the NASDAQ.(1) Much of the success of your Fund's equity holdings for the various time periods can be attributed to the earnings gains of the portfolio companies and our focus on buying the shares at a significant discount to intrinsic value.

With the generally favorable interest rate environment and our emphasis on corporate bond issues, where the Fund earns a meaningful income return in excess of treasury securities, the fixed income portion of the Fund did quite well with price gains in addition to income returns.

We are very pleased that the Fund has achieved an excellent long-term ranking. The Fund's performance is in the top 5% of the Lipper Balanced Funds Average category for the 7- and 9- year periods. According to Lipper Inc., the Fund's Class A Shares ranked #204 out of 492 funds, #153 out of 405 funds, #42 out of 298 funds, #9 out of 201 funds, and #4 out of 95 funds for the 1-, 3-, 5-, 7- and 9-year periods ended March 31, 2002, respectively.

ASSET MIX
During the past year we have maintained the Fund's long-term focus with approximately 97% of the Fund's assets in stocks and bonds with the remaining 3% in short-term investments. The pie charts reflect the current asset mix as well as the asset mix a year ago. While the Fund experienced modest net redemptions in the prior year as investors sought higher returns through riskier investments, we are pleased to report that interest in the Fund has improved as investors realized their tolerance for risk was less than they appreciated.

--------------------------------------------------------------------------------
 ASSET ALLOCATION
 (as of 3/31/02)
 (percentages are based on market value of total investments in the Fund)
--------------------------------------------------------------------------------

 [PIE CHART OMITTED]

 Common Stocks and Convertibles     72.43%
 Short-term Investments              3.24*%
 Fixed-Income                       24.33%

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* Includes 2.28% Corporate Bonds that will mature in less than 1 year.

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 ASSET ALLOCATION
 (as of 3/31/01)
 (percentages are based on market value of total investments in the Fund)
--------------------------------------------------------------------------------

 [PIE CHART OMITTED]

 Common Stocks and Convertibles    72.71%
 Short-term Investments             0.04%
 Fixed-Income                      27.75%


PORTFOLIO DEVELOPMENTS AND LARGEST HOLDINGS
In past shareholder reports we have periodically made candid reports to you highlighting our successes and failures. In many respects such a 'scorecard' allows Fund shareholders the opportunity to see just how well we have executed our game plan of buying good value. Listed on the following page are our largest holdings with cost and market values, as well as the percentage change over the past 12 months and the original investment date.

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(1) For Class A Shares and exclusive of sales charges.
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                                        5

Value Builder Fund
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LETTER TO SHAREHOLDERS

----------------------------------------------------------------------------------------------------------------
  FIVE LARGEST HOLDINGS
                                                                 Market Value      Performance         Original
  Security                                               Cost   as of 3/31/02  3/31/01-3/31/02  Investment Date
----------------------------------------------------------------------------------------------------------------
  Cendant Corp.                                   $30,506,193    $ 42,327,091          31.6%            Dec-97
  XL Capital Ltd.--Class A                         17,174,623      37,340,000          22.7%            Sep-93
  SEI Investments Corp.                             2,871,130      36,405,624          37.3%            Oct-95
  Concord EFS, Inc.                                11,176,283      36,302,350          64.4%            Feb-00
  Allied Waste Industries, Inc.                    24,890,481      30,231,500         (17.1)%           Sep-99
                                                  -----------    ------------
  Total                                           $86,618,710    $182,606,565
----------------------------------------------------------------------------------------------------------------


Although the events of September 11th were not kind to Cendant, investors have been unable to ignore the business progress of the company and the huge amounts of excess cash the company produces each year. Since the company's shares sell at a significant discount to the S&P 500 Index we believe there is considerable money yet to be made.

XL Capital, the large Bermuda insurer, continues to execute better than its peers and is currently benefiting from the tightening of the insurance market. Gains of 37% and 22% over the past two years have done little to diminish the prospects for the company's shares in our opinion.

The business model of SEI Investments remains intact producing growth and excess cash. However, the valuation of the shares has caused us to periodically chip away at the shares and recycle the money toward investments selling at a larger discount to intrinsic value.

Concord EFS, an addition to the portfolio in 2000, represents what we do best, buying companies that, for one reason or another, fall into temporary disfavor with Wall Street. This behavior oftentimes allows us to purchase shares in very good companies at a much larger discount to intrinsic value than might otherwise be possible. In the case of Concord EFS, exaggerated accounting concerns related to a recent acquisition raised by 'short sellers' caused the shares to decline by almost 50%. Essentially, this decline allowed us to acquire a company growing at 30% per year and producing excess cash at a mid to high teen multiple of earnings. With the shares now trading almost 200% higher and hopefully more gains to come, we are forever grateful when opportunities such as this present themselves.

Of the top five holdings, only Allied Waste has been meaningfully impacted by the economic slowdown. So while the business model and attractive valuation are intact, the time frame for earnings gains has been pushed out several quarters.

In an effort to complete the scorecard, we have provided a list of the largest positive and negative contributors to net asset value over the past year. This presentation is somewhat different than the percentage changes shown in the past in an effort to show the impact on net asset value on a per share basis.

Since Conseco has been a holding for many years and has been commented on numerous times over the past several years, it is only appropriate that we comment on its dismal performance over the past year. In spite of the company's difficulties in recent years we have maintained our position on the basis of the underlying value and new management. While there may be some


----------------------------------------------------------------------------------------------------------------
  CONTRIBUTIONS TO NET ASSET VALUE PERFORMANCE
  (For the 12 months ended 3/31/02)
  Five Best Contributors                Gain Per Share    Five Worst Contributors                 Loss Per Share
----------------------------------------------------------------------------------------------------------------
  Concord EFS                                    $0.36    Conseco                                      $(0.79)
  Cendant                                        $0.29    AOL Time Warner                              $(0.49)
  SEI Corp.                                      $0.26    Tyco International                           $(0.20)
  Airgas                                         $0.22    Allied Waste                                 $(0.16)
  XL Capital LTD                                 $0.18    Mutual Risk Mgmt                             $(0.10)
----------------------------------------------------------------------------------------------------------------

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                                        6

Value Builder Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


value remaining, during the past year we have become increasingly frustrated with management's ability to 'snatch defeat from the jaws of victory.' As we complimented ourselves in last year's letter for holding the shares, we will now deservedly accept the 'stooge award' for having been too patient, too tolerant or both. The common shares have been substantially reduced and we expect that the remaining shares will be gone from the Portfolio by the end of June. It was simply time to move on. The fixed income securities are being held for the time being.

INVESTMENT ENVIRONMENT
With the Enron and Arthur Andersen situations so prominent in financial news, we thought it would be helpful to discuss, or at least list, the types of accounting shenanigans and other deceptive practices used to inflate financial statements and share prices:
1) Recognizing revenue before it is earned, recognizing bogus revenue, or borrowing from future revenues by offering customers unusual terms for early purchase.
2)  Delaying recognition of expenses, or not recognizing them at all.
3) Hiding debt, ignoring future obligations, overstating assets, or understating liabilities to improve the appearance of the balance sheet.
4)  Undue use of loans to customers to finance their purchases.
5) Frequent and extensive use of 'non-recurring' and 'restructuring' charges, while glossing over these with investors as if they never happened. (This is analogous to scoring golf without counting three-puts and penalties for lost balls.) Conversely, recognizing one-time gains as though they are recurring.
6) Focusing attention on metrics other than cash income for valuation purposes. If your company has no earnings, no problem. Simply persuade Wall Street to value it based on the number of customers, revenues, EBITDA or any other metric that leads to a higher valuation. If your company has no customers, revenues or EBITDA, then just imagine how many you could have in the future!

The list could go on. These deceptions are more common than you might think and not always committed by disreputable people or with a knowing wink from the accountants. We've been duped by a few ourselves.

The most common deception, perpetrated by the large majority of US public companies, is the failure to reflect the cost of stock options granted as incentives and compensation to managements, employees and boards of directors. The accounting profession has tried for years to correct this, but has been stymied by the political lobbying of CEOs and others to allow the non-accounting for option costs to continue. This non-accounting is conducted at considerable expense to shareholders even without the 'hit and run' managers who have 'totaled' their shareholders by touting their shares publicly while unloading them privately.

Understand that we are completely in favor of management incentives, including stock options, but we would like to see them accounted for properly. Quoting Warren Buffett, 'If options aren't a form of compensation, what are they? If compensation isn't an expense, what is it? And if expenses shouldn't go into the calculation of earnings, where in the world should they go?'

The overstatement of earnings due to unaccounted-for stock option costs, while easily 5% on average for the S&P 500 Index companies, runs much higher at many companies, and has been growing year by year. The companies we own in your portfolio tend to be toward the better end of the spectrum regarding this issue, but the overstatement is almost universal. We don't expect this non-accounting for options to change anytime soon, but it is a factor we are fully aware of in evaluating investments.

We thank you for your continued interest and support. This June will mark the Fund's 10-year anniversary. Regardless of when you became a shareholder, we hope you know of our commitment to the ongoing process of building value for you. And, we back up these words with our actions as we are all significant shareholders of the Value Builder Fund ourselves.

Respectfully submitted,
/S/SIGNATURE
Hobart C. Buppert II
Portfolio Manager
April 25, 2002

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                                        7

Value Builder Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION

The Shareholder Letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment (or the Fund class' minimum initial investment if that amount exceeds $10,000) including any applicable maximum sales load, from the inception date of the respective class through the end of the most recent fiscal year. The SEC also requires that we report the total return of each class, according to a standardized formula that includes any applicable maximum sales load, for various time periods through the end of the most recent fiscal year.

Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

The SEC total return figures may differ from total return figures in the Shareholder Letter and the Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. Any performance figures shown are for the full period indicated.



--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION(1)

VALUE BUILDER FUND--CLASS A SHARES, S&P 500 INDEX AND BLENDED INDEX GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)(2)

[LINE GRAPH OMITTED]

         Value Builder Fund-    S&P 500     Blended
           Class A Shares       Index(3)    Index(4)
6/15/92      $ 9,450            $10,000     $10,000
6/30/92        9,497             10,000      10,033
7/31/92        9,611             10,408      10,351
8/31/92        9,611             10,196      10,261
9/30/92        9,781             10,316      10,384
10/31/92       9,847             10,351      10,360
11/30/92       9,999             10,703      10,559
12/31/92      10,183             10,835      10,688
1/31/93       10,269             10,926      10,817
2/28/93       10,393             11,074      10,966
3/31/93       10,747             11,308      11,121
4/30/93       10,488             11,034      10,992
5/31/93       10,661             11,329      11,161
6/30/93       10,892             11,362      11,244
7/31/93       10,998             11,316      11,228
8/31/93       11,260             11,745      11,547
9/30/93       11,405             11,655      11,512
10/31/93      11,424             11,896      11,667
11/30/93      11,258             11,783      11,579
12/31/93      11,381             11,926      11,684
1/31/94       11,696             12,331      11,969
2/28/94       11,439             11,997      11,714
3/31/94       11,084             11,475      11,341
4/30/94       11,154             11,622      11,403
5/31/94       11,293             11,811      11,519
6/30/94       11,024             11,522      11,353
7/31/94       11,395             11,900      11,636
8/31/94       11,736             12,387      11,937
9/30/94       11,486             12,084      11,725
10/31/94      11,486             12,355      11,885
11/30/94      11,143             11,905      11,609
12/31/94      11,338             12,081      11,729
1/31/95       11,624             12,394      11,984
2/28/95       11,919             12,877      12,354
3/31/95       12,256             13,256      12,601
4/30/95       12,583             13,646      12,880
5/31/95       12,983             14,191      13,329
6/30/95       13,302             14,520      13,549
7/31/95       13,722             15,000      13,823
8/31/95       13,940             15,038      13,891
9/30/95       14,435             15,673      14,281
10/31/95      14,363             15,616      14,310
11/30/95      14,886             16,300      14,756
12/31/95      15,050             16,615      14,985
1/31/96       15,513             17,180      15,339
2/29/96       15,717             17,339      15,365
3/31/96       15,793             17,506      15,428
4/30/96       15,956             17,763      15,549
5/31/96       16,183             18,220      15,789
6/30/96       16,270             18,289      15,887
7/31/96       15,880             17,481      15,485
8/31/96       16,217             17,849      15,689
9/30/96       17,109             18,853      16,299
10/31/96      17,589             19,373      16,673
11/30/96      18,496             20,835      17,510
12/31/96      18,758             20,423      17,267
1/31/97       19,521             21,697      17,942
2/28/97       19,742             21,869      18,041
3/31/97       18,935             20,972      17,557
4/30/97       19,691             22,222      18,262
5/31/97       20,492             23,580      18,987
6/30/97       20,915             24,629      19,563
7/31/97       22,109             26,587      20,639
8/31/97       21,707             25,098      19,914
9/30/97       22,612             26,471      20,654
10/31/97      22,364             25,587      20,325
11/30/97      22,791             26,772      20,909
12/31/97      23,011             27,232      21,188
1/31/98       23,114             27,532      21,431
2/28/98       24,272             29,517      22,356
3/31/98       25,339             31,028      23,074
4/30/98       25,684             31,344      23,259
5/31/98       25,280             30,805      23,084
6/30/98       25,603             32,056      23,703
7/31/98       25,127             31,716      23,585
8/31/98       22,053             27,133      21,677
9/30/98       23,131             28,873      22,702
10/31/98      24,604             31,217      23,808
11/30/98      25,936             33,109      24,678
12/31/98      27,274             35,016      25,571
1/31/99       27,860             36,479      26,266
2/28/99       27,082             35,345      25,644
3/31/99       28,863             36,759      26,332
4/30/99       29,737             38,181      26,976
5/31/99       29,641             37,280      26,527
6/30/99       30,325             39,342      27,422
7/31/99       29,579             38,118      26,906
8/31/99       28,368             37,928      26,840
9/30/99       27,812             36,888      26,492
10/31/99      29,064             39,223      27,528
11/30/99      29,077             40,020      27,884
12/31/99      31,041             42,373      28,840
1/31/00       28,520             40,246      27,941
2/29/00       27,391             39,485      27,711
3/31/00       29,184             43,347      29,445
4/30/00       28,204             42,042      28,897
5/31/00       28,129             41,180      28,566
6/30/00       28,481             42,193      29,172
7/31/00       29,201             41,589      28,983
8/31/00       29,501             44,173      30,190
9/30/00       29,851             41,841      29,338
10/31/00      30,283             41,664      29,319
11/30/00      30,561             38,379      28,660
12/31/00      30,890             38,567      28,954
1/31/01       30,039             39,935      29,761
2/28/01       29,725             36,294      28,175
3/31/01       30,456             33,995      26,607
4/30/01       32,555             36,636      27,829
5/31/01       33,412             36,882      28,001
6/30/01       33,483             35,984      27,633
7/31/01       33,552             35,630      27,736
8/31/01       32,057             33,399      26,795
9/30/01       28,433             30,699      25,639
10/31/01      28,376             31,287      26,087
11/30/01      30,785             33,684      27,197
12/31/01      31,878             33,988      27,294
1/31/02       30,039             33,479      27,100
2/28/02       29,725             32,836      26,864
3/31/02       31,179             34,067      27,328


------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                           1 Year    5 Years       Since
   March 31, 2002                                             Inception2
------------------------------------------------------------------------
   Value Builder Fund--Class A Shares      (3.26)%     9.25%      12.32%
------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. The 'Since Inception' performance would have been lower for Class A Shares if certain of the Fund's fees and expenses had not been waived prior to 1996.

(2) The Fund's inception date is: Class A Shares: June 15, 1992. Benchmark returns are for the periods beginning June 15, 1992 for the Blended Index and June 30, 1992 for the S&P 500 Index.

(3) The S&P 500 Index is unmanaged and measures the performance of 500 large US companies.

(4) The Blended Index is calculated using the performance of three unmanaged indices: 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-month T-bill Index. The S&P 500 Index measures the performance of 500 large UScompanies. The Lehman Brothers Intermediate US Government/Credit Index is a general measure of performance in the intermediate-term government and corporate bond sector. Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION(1)

VALUE BUILDER FUND--CLASS B SHARES, S&P 500 INDEX AND BLENDED INDEX GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)(2)

[LINE GRAPH OMITTED]

         VALUE BUILDER FUND-  S&P 500      BLENDED
           CLASS B SHARES     INDEX(3)     INDEX(4)
12/31/94      $10,000          $10,000      $10,000
1/31/95        10,233           10,259       10,217
2/28/95        10,494           10,659       10,533
3/31/95        10,781           10,974       10,743
4/30/95        11,064           11,297       10,981
5/31/95        11,407           11,748       11,364
6/30/95        11,686           12,021       11,552
7/31/95        12,038           12,420       11,785
8/31/95        12,219           12,451       11,843
9/30/95        12,645           12,977       12,176
10/31/95       12,577           12,930       12,200
11/30/95       13,026           13,498       12,580
12/31/95       13,160           13,758       12,775
1/31/96        13,563           14,226       13,077
2/29/96        13,732           14,358       13,099
3/31/96        13,788           14,496       13,153
4/30/96        13,925           14,710       13,256
5/31/96        14,113           15,090       13,461
6/30/96        14,179           15,147       13,544
7/31/96        13,821           14,478       13,202
8/31/96        14,104           14,783       13,376
9/30/96        14,878           15,616       13,896
10/31/96       15,285           16,046       14,215
11/30/96       16,072           17,259       14,929
12/31/96       16,280           16,917       14,721
1/31/97        16,940           17,973       15,296
2/28/97        17,121           18,114       15,381
3/31/97        16,404           17,370       14,968
4/30/97        17,058           18,407       15,569
5/31/97        17,740           19,528       16,187
6/30/97        18,086           20,404       16,678
7/31/97        19,107           22,026       17,596
8/31/97        18,741           20,792       16,978
9/30/97        19,522           21,931       17,609
10/31/97       19,289           21,198       17,328
11/30/97       19,648           22,180       17,826
12/31/97       19,827           22,561       18,064
1/31/98        19,896           22,810       18,271
2/28/98        20,893           24,455       19,060
3/31/98        21,791           25,708       19,672
4/30/98        22,077           25,966       19,830
5/31/98        21,720           25,520       19,680
6/30/98        21,978           26,557       20,208
7/31/98        21,559           26,274       20,107
8/31/98        18,912           22,481       18,480
9/30/98        19,817           23,915       19,355
10/31/98       21,069           25,861       20,297
11/30/98       22,188           27,429       21,040
12/31/98       23,317           29,008       21,800
1/31/99        23,808           30,221       22,393
2/28/99        23,134           29,282       21,863
3/31/99        24,636           30,454       22,449
4/30/99        25,372           31,633       22,999
5/31/99        25,259           30,885       22,616
6/30/99        25,843           32,600       23,379
7/31/99        25,186           31,582       22,939
8/31/99        24,134           31,426       22,882
9/30/99        23,650           30,564       22,586
10/31/99       24,694           32,498       23,469
11/30/99       24,694           33,166       23,772
12/31/99       26,353           35,112       24,588
1/31/00        24,191           33,348       23,821
2/29/00        23,212           32,716       23,625
3/31/00        24,724           35,917       25,103
4/30/00        23,881           34,836       24,636
5/31/00        23,796           34,122       24,354
6/30/00        24,084           34,963       24,871
7/31/00        24,683           34,416       24,710
8/31/00        25,874           36,554       25,739
9/30/00        25,338           34,624       25,012
10/31/00       25,543           34,478       24,996
11/30/00       24,584           31,760       23,940
12/31/00       26,023           31,915       24,171
1/31/01        27,721           33,047       24,832
2/28/01        26,683           30,034       23,560
3/31/01        25,598           28,131       22,733
4/30/01        27,351           30,317       23,777
5/31/01        28,049           30,521       23,923
6/30/01        28,096           29,778       23,609
7/31/01        28,143           29,485       23,646
8/31/01        26,863           27,639       22,844
9/30/01        23,818           25,404       21,859
10/31/01       23,746           25,891       22,240
11/30/01       25,743           27,874       23,187
12/31/01       26,648           28,126       23,269
1/31/02        25,096           27,705       23,104
2/28/02        24,822           27,172       22,903
3/31/02        26,015           28,191       23,299

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                  1 Year    5 Years       Since
   March 31, 2002                                                  Inception(2)
--------------------------------------------------------------------------------
   Value Builder Fund--Class B Shares             (3.37)%     9.39%      14.12%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. The 'Since Inception' performance would have been lower for Class B Shares if certain of the fund's fees and expenses had not been waived prior to 1996.

(2) The Fund's inception date is: Class B Shares: January 3, 1995. Benchmark returns are for the periods beginning December 31, 1994.

(3) The S&P 500 Index is unmanaged and measures the performance of 500 large US companies.

(4) The Blended Index is calculated using the performance of three unmanaged indices: 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-month T-bill Index. The S&P 500 Index measures the performance of 500 large US companies. The Lehman Brothers Intermediate US Government/Credit Index is a general measure of performance in the intermediate-term government and corporate bond sector. Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION(1)

VALUE BUILDER FUND--CLASS C SHARES, S&P 500 INDEX AND BLENDED INDEX GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)(2)

[LINE GRAPH OMITTED]

       VALUE BUILDER FUND--   S&P 500     BLENDED
         CLASS C SHARES       INDEX(3)    INDEX(4)
4/30/98     $10,000            $10,000     $10,000
5/31/98       9,973              9,927      10,004
6/30/98       9,821             10,330      10,273
7/31/98       9,933             10,220      10,222
8/31/98       9,743              8,745       9,395
9/30/98       8,549              9,303       9,839
10/31/98      8,955             10,059      10,318
11/30/98      9,539             10,670      10,695
12/31/98     10,041             11,284      11,082
1/31/99      10,552             11,756      11,383
2/28/99      10,774             11,390      11,114
3/31/99      10,474             11,846      11,412
4/30/99      11,153             12,305      11,691
5/31/99      11,482             12,014      11,497
6/30/99      11,436             12,681      11,885
7/31/99      11,695             12,285      11,661
8/31/99      11,398             12,224      11,632
9/30/99      10,927             11,889      11,482
10/31/99     10,703             12,641      11,930
11/30/99     11,180             12,901      12,085
12/31/99     11,180             13,658      12,499
1/31/00      11,926             12,972      12,109
2/29/00      10,952             12,726      12,010
3/31/00      10,509             13,971      12,761
4/30/00      11,188             13,551      12,524
5/31/00      10,812             13,273      12,380
6/30/00      10,773             13,600      12,643
7/31/00      10,904             13,387      12,561
8/31/00      11,170             14,219      13,084
9/30/00      11,709             13,468      12,715
10/31/00     11,471             13,411      12,706
11/30/00     11,559             12,354      12,170
12/31/00     11,135             12,415      12,287
1/31/01      11,781             12,855      12,623
2/28/01      12,554             11,683      11,977
3/31/01      12,085             10,943      11,556
4/30/01      11,594             11,793      12,087
5/31/01      12,703             11,872      12,161
6/30/01      12,724             11,583      12,002
7/31/01      12,746             11,469      12,020
8/31/01      12,166             10,751      11,613
9/30/01      10,783             98,82       11,112
10/31/01     10,751             10,071      11,306
11/30/01     11,660             10,843      11,787
12/31/01     12,063             10,941      11,829
1/31/02      11,367             10,777      11,745
2/28/02      11,237             10,570      11,643
3/31/02      11,783             10,966      11,844

------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year         Since
   March 31, 2002                                     Inception(2)
------------------------------------------------------------------
 Value Builder Fund--Class C Shares            0.63%         4.21%
------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.

(2) The Fund's inception date is: Class C Shares: April 8, 1998. Benchmark returns are for the periods beginning March 31, 1998.

(3) The S&P 500 Index is unmanaged and measures the performance of 500 large US companies.

(4) The Blended Index is calculated using the performance of three unmanaged indices: 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-month T-bill Index. The S&P 500 Index measures the performance of 500 large US companies. The Lehman Brothers Intermediate US Government/Credit Index is a general measure of performance in the intermediate-term government and corporate bond sector. Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION(1)

[LINE GRAPH OMITTED]

VALUE BUILDER FUND--INSTITUTIONAL CLASS, S&P 500 INDEX AND BLENDED INDEX GROWTH OF A $250,000 INVESTMENT (SINCE INCEPTION)(2,5)

         VALUE BUILDER FUND--       S&P 500       BLENDED
         INSTITUTIONAL CLASS        INDEX(3)      INDEX(4)
10/31/95     $250,000               $250,000     $250,000
11/30/95      255,775                260,975      257,792
12/31/95      258,700                266,002      261,793
1/31/96       266,800                275,051      267,985
2/29/96       270,300                277,610      268,433
3/31/96       271,775                280,278      269,545
4/30/96       274,575                284,410      271,647
5/31/96       278,450                291,753      275,839
6/30/96       280,125                292,858      277,550
7/31/96       273,350                279,919      270,541
8/31/96       279,125                285,824      274,101
9/30/96       294,575                301,920      284,762
10/31/96      302,975                310,238      291,300
11/30/96      318,700                333,688      305,920
12/31/96      323,375                327,076      301,667
1/31/97       336,625                347,510      313,459
2/28/97       340,600                350,234      315,197
3/31/97       326,775                335,844      306,730
4/30/97       339,725                355,893      319,052
5/31/97       353,650                377,561      331,718
6/30/97       360,900                394,503      341,774
7/31/97       381,550                425,873      360,587
8/31/97       374,650                402,011      347,915
9/30/97       390,550                424,023      360,850
10/31/97      386,300                409,861      355,094
11/30/97      393,825                428,835      365,302
12/31/97      397,600                436,200      370,174
1/31/98       399,375                441,025      374,424
2/28/98       419,650                472,833      390,586
3/31/98       438,150                497,051      403,116
4/30/98       444,250                502,047      406,358
5/31/98       437,325                493,418      403,291
6/30/98       442,875                513,465      414,103
7/31/98       434,875                507,992      412,045
8/31/98       381,875                434,662      378,708
9/30/98       400,425                462,386      396,631
10/31/98      426,125                500,006      415,942
11/30/98      449,200                530,333      431,149
12/31/98      472,500                560,859      446,739
1/31/99       482,775                584,312      458,883
2/28/99       469,425                566,153      448,025
3/31/99       500,450                588,822      460,040
4/30/99       515,675                611,605      471,300
5/31/99       513,825                597,158      463,448
6/30/99       526,000                630,304      479,092
7/31/99       513,125                610,623      470,074
8/31/99       492,325                607,602      468,910
9/30/99       482,525                590,945      462,843
10/31/99      504,550                628,341      480,930
11/30/99      504,950                641,252      487,151
12/31/99      539,025                678,877      503,861
1/31/00       495,350                644,765      488,148
2/29/00       475,675                632,559      484,128
3/31/00       507,250                694,442      514,428
4/30/00       490,325                673,549      504,851
5/31/00       489,025                659,730      499,072
6/30/00       495,350                675,994      509,656
7/31/00       507,975                665,426      506,357
8/31/00       532,950                706,758      527,450
9/30/00       522,450                669,446      512,560
10/31/00      527,075                666,616      512,219
11/30/00      507,925                614,060      490,577
12/31/00      537,825                617,066      495,314
1/31/01       573,550                638,959      508,873
2/28/01       552,550                580,697      482,808
3/31/01       530,575                543,910      465,848
4/30/01       567,325                586,177      487,238
5/31/01       582,375                590,105      490,247
6/30/01       583,575                575,742      483,805
7/31/01       585,025                570,075      484,562
8/31/01       558,950                534,383      468,135
9/30/01       496,075                491,182      447,933
10/31/01      494,850                500,592      455,754
11/30/01      537,225                538,938      475,155
12/31/01      556,375                543,806      476,844
1/31/02       524,550                535,657      473,456
2/28/02       519,125                525,370      469,342
3/31/02       544,525                545,062      477,441

------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year    5 Years       Since
   March 31, 2002                                                 Inception(2)
------------------------------------------------------------------------------
   Value Builder Fund--Institutional Class        2.63%     10.75%      12.91%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.

(2) The Fund's inception date is: Institutional Class: November 2, 1995. Benchmark returns are for the periods beginning October 31, 1995.

(3) The S&P 500 Index is unmanaged and measures the performance of 500 large US companies.

(4) The Blended Index is calculated using the performance of three unmanaged indices: 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-month T-bill Index. The S&P 500 Index measures the performance of 500 large US companies. The Lehman Brothers Intermediate US Government/Credit Index is a general measure of performance in the intermediate-term government and corporate bond sector. Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

(5) The performance information on this line graph has been restated to reflect the current minimum initial investment of $250,000. During the reporting period the minimum initial investment was $500,000. The minimum initial investment changed from $500,000 to $250,000 on May 7, 2001.

--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2002



     SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------
              COMMON STOCKS--69.22%
              CONSUMER DISCRETIONARY--11.73%
  1,210,000   AOL Time Warner, Inc.(1) ... $28,616,500
  1,007,800   Blyth Industries, Inc. .....  26,726,856
    890,000   Champion Enterprises, Inc.(1)  7,120,000
    252,886   Clear Channel Communications,
               Inc.(1) ...................  13,000,869
    878,600   Lodgenet Entertainment
               Corp.(1,2) ................  15,024,060
    130,700   TJX Companies, Inc. ........   5,229,307
    495,900   Unifi, Inc.(1) .............   4,661,460
    414,200   Westpoint Stevens, Inc. ....     915,382
                                           -----------
                                           101,294,434
                                           -----------
              CONSUMER STAPLES--2.32%
    311,600   Philip Morris Companies, Inc. 16,411,972
     80,300   Safeway Inc.(1) ............   3,615,106
                                           -----------
                                            20,027,078
                                           -----------
              FINANCIALS--21.18%
    200,500   American Express Company ...   8,212,480
    315,300   Americredit(1) .............  11,978,247
    152,500   Bank of America Corp. ......  10,373,050
    517,000   Citigroup, Inc. ............  25,601,840
  1,384,249   Conseco, Inc.(1) ...........   5,010,981
    256,500   Countrywide Credit
               Industries, Inc. ..........  11,478,375
    172,000   Freddie Mac ................  10,899,640
    499,136   Host Marriott Corp.(4) .....   5,964,675
    160,650   MBIA, Inc. .................   8,785,949
    265,780   MBNA Corp. .................  10,251,135
    650,000   Mutual Risk Management Ltd.      552,500
    850,400   SEI Investments Corp. ......  36,405,624
    400,000   XL Capital Limited--Class A   37,340,000
                                           -----------
                                           182,854,496
                                           -----------
              HEALTH CARE--7.11%
     69,600   Aetna, Inc. ................   2,701,872
    348,750   Cardinal Health, Inc. ......  24,722,888
    228,000   Johnson & Johnson ..........  14,808,600
    300,400   Wellpoint Health
               Networks, Inc.(1) .........  19,126,468
                                           -----------
                                            61,359,828
                                           -----------
              INDUSTRIALS--20.29%
  2,325,500   Allied Waste Industries,
               Inc.(1) ...................  30,231,500
  2,204,536   Cendant Corp.(1) ...........  42,327,091
     38,600   Central Parking Corp. ......     887,414
  1,091,800   Concord EFS, Inc.(1) .......  36,302,350
     54,800   Convergys Corp.(1) .........   1,620,436
    244,700   First Data Corp. ...........  21,350,075
     66,700   SPX Corp.(1) ...............   9,443,386
    726,500   Tyco International Ltd. ....  23,480,480
    128,000   United Technologies Corp. ..   9,497,600
                                           -----------
                                           175,140,332
                                           -----------
   SHARES/
       PAR
      (000)   SECURITY                            VALUE
--------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY--2.07%
    172,000   IBM Corp. .................. $17,888,000
                                           -----------
              MATERIALS--1.63%
    700,600   Airgas, Inc.(1) ............  14,082,060
                                           -----------
              TELECOMMUNICATION SERVICES--0.98%
  1,027,000   Qwest Communications
               International, Inc. .......   8,441,940
                                           -----------
              UTILITIES--1.91%
    267,000   Calpine Corporation(1) .....   3,390,900
    390,254   Kinder Morgan
               Management LLC(1) .........  13,135,954
                                           -----------
                                            16,526,854
                                           -----------
TOTAL COMMON STOCKS
   (Cost $343,690,390) ................... 597,615,022
                                           -----------

              PREFERRED STOCKS-
              NON-CONVERTIBLE--0.29%
              Conseco Financial Trust:
    100,000   9.16%, 11/30/26 ............     835,000
    200,000   8.70%, 9/30/28 .............   1,650,000
                                           -----------
TOTAL PREFERRED STOCKS-NON-CONVERTIBLE
   (Cost $7,500,000) .....................   2,485,000
                                           -----------

              PREFERRED STOCKS-
              CONVERTIBLE--2.89%
    544,000   Central Park Trust, Cvt. Pfd.  9,044,000
     13,059   Fleetwood Capital Trust,
               Cvt. Pfd. .................     298,730
    145,000   Sinclair Broadcast Group,
               Cvt. Pfd. .................   5,328,750
    523,600   U.S. Restaurant Properties,
               Series A, Cvt. Pfd. .......  10,236,380
                                           -----------
TOTAL PREFERRED STOCKS-CONVERTIBLE
   (Cost $26,745,721) ....................  24,907,860
                                           -----------

              CORPORATE OBLIGATIONS--26.32%
              Allied Waste North America,
$11,000,000    10.00%, 8/1/09 ............  11,137,500
              Amazon.com, Inc.,
  9,230,000    0.00%, 5/1/08 .............   7,937,800
              American Tower Corp.,
  3,000,000    9.375%, 2/1/09 ............   2,220,000
              Avon Products, Inc.,
  3,000,000    6.55%, 8/1/07 .............   3,077,670
              Blyth Industries, Inc.,
  4,500,000    7.90%, 10/1/09 ............   4,528,598
              CalEnergy Co., Inc.:
  2,975,000    7.23%, 9/15/05 ............   3,057,419
  5,000,000    7.63%, 10/15/07 ...........   5,131,705


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2002


      PAR
     (000)    SECURITY                            VALUE
--------------------------------------------------------------------------------
              Capstar Hotel Co., Sr. Sub. Notes,
$1,000,000     8.75%, 8/15/07 ............ $   980,000
              Cendant Corp.:
 8,000,000     7.75%, 12/1/03 ............   8,097,824
 4,475,000     6.875%, 8/15/06 ...........   4,343,440
              Chattem,
 1,138,000     8.875%, 4/1/08 ............   1,138,000
              Clear Channel Communications,
 5,200,000     6.00%, 11/1/06 ............   5,045,456
              Conseco, Inc.:
 5,100,000     6.80%, 6/15/05 ............   2,346,000
 8,840,000     10.75%, 6/15/08 ...........   4,331,600
              Crown Castle International
               Corp.,
 6,000,000     9.00%, 5/15/11 ............   4,920,000
              Cytec Industries:
 5,000,000     6.50%, 3/15/03 ............   5,064,315
 5,000,000     6.75%, 3/15/08 ............   4,698,825
              First Tennessee Bank,
 2,150,000     6.40%, 4/1/08 .............   2,117,511
              FMC Corp.:
 1,500,000     6.75%, 5/5/05 .............   1,515,627
 5,000,000     7.00%, 5/15/08 ............   4,866,870
              Ford Motor Credit Co.,
 6,150,000     6.70%, 7/16/04 ............   6,229,759
              GTE Corp.,
 5,000,000     6.46%, 4/15/08 ............   5,003,295
              HMH Properties, Inc.:
 5,700,000     7.875%, 8/1/05 ............   5,671,500
 1,000,000     8.45%, 12/1/08 ............   1,015,000
              ICI,
 5,000,000     6.95%, 9/15/04 ............   5,088,005
              ITT Corp.,
 2,000,000     6.75%, 11/15/03 ...........   1,987,614
              J.P. Morgan & Co., Inc.,
 5,000,000     6.875%, 1/15/07 ...........   5,166,355
              Jefferies Group, Inc.,
 4,000,000     7.50%, 8/15/07 ............   4,032,216
              John Q. Hammons Hotels,
 2,000,000     8.875%, 2/15/04 ...........   1,995,000
              Kinder Morgan,
 2,000,000     7.125%, 3/15/12 ...........   2,009,560
              Knight-Ridder, Inc.,
 3,000,000     6.625%, 11/1/07 ...........   3,002,088
              Lilly Industries,
 5,000,000     7.75%, 12/1/07 ............   4,877,120

      PAR
     (000)    SECURITY                            VALUE
--------------------------------------------------------------------------------
              Lockheed Martin Corp.,
$2,500,000     7.25%, 5/15/06 ............ $ 2,624,288
              Lodgenet Entertainment,(2)
 5,000,000     10.25%, 12/15/06 ..........   5,125,000
              Markel Corp.,
 1,285,000     7.25%, 11/1/03 ............   1,326,337
              Marriot International, Inc.:
10,000,000     6.625%, 11/15/03 ..........  10,298,710
 5,700,000     7.875%, 9/15/09 ...........   5,843,332
              Masco Corp.,
 1,000,000     6.125%, 9/15/03 ...........   1,023,655
              McDonnell Douglas Corp.,
 2,000,000     6.875%, 11/1/06 ...........   2,058,282
              MCI Communication Corp.,
   500,000     7.50%, 8/20/04 ............     462,358
              Millipore Corp.:
   800,000     7.20%, 4/1/02 .............     800,000
 9,050,000     7.50%, 4/1/07 .............   8,903,245
              Norfolk Southern Corp.:
 1,500,000     6.95%, 5/1/02 .............   1,505,250
 1,500,000     7.35%, 5/15/07 ............   1,584,455
              Premier Parks Corp.,
 3,400,000     9.75%, 6/15/07 ............   3,565,750
              Qwest Capital Funding,
 7,000,000     7.75%, 8/15/06 ............   5,903,786
              Raychem Corp., Sr. Notes,
 3,815,000     7.20%, 10/15/08 ...........   3,418,953
              Raytheon Co.:
 3,000,000     6.45%, 8/15/02 ............   3,032,562
 5,000,000     6.50%, 7/15/05 ............   5,068,495
              Safeway, Inc.,
 1,000,000     3.625%, 11/5/03 ...........     991,185
              Solutia, Inc.,
 5,500,000     6.50%, 10/15/02 ...........   5,217,080
              Stilwell Financial,
 1,000,000     7.00%, 11/1/06 ............     993,022
              Sun Microsystems:
 2,000,000     7.00%, 8/15/02 ............   2,020,748
 2,000,000     7.50%, 8/15/06 ............   2,061,876
 1,000,000     7.65%, 8/15/09 ............   1,025,911
              Tandy Corp.,
 3,000,000     6.95%, 9/1/07 .............   3,042,624
              Tektronix,
 1,000,000     7.50%, 8/1/03 .............   1,035,728
              Tenneco Automotive, Inc.,
 2,000,000     11.625%, 10/15/09 .........   1,570,000




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2002

      PAR
     (000)    SECURITY                            VALUE
--------------------------------------------------------------------------------
              Textron, Inc.,
$7,000,000     6.75%, 9/15/02 ............ $ 7,095,669
              Tyco International Group,
 3,000,000     6.375%, 2/15/06 ...........   2,746,050
              Union Carbide Corp.,
 3,000,000     6.70%, 4/1/09 .............   2,802,969
              Wellpoint Health Network,
 1,000,000     6.375%, 6/15/06 ...........   1,014,150
              Xerox Corp.,
   500,000     7.15%, 8/1/04 .............     467,500
                                           -----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $229,933,286) ................... 227,262,642
                                           -----------

              CONVERTIBLE CORPORATE DEBT--0.32%
              Integrated Process Equipment,
 5,020,000     6.25%, 9/15/04 ............   2,798,650
                                           -----------
TOTAL CONVERTIBLE CORPORATE DEBT
   (Cost $4,200,905) .....................   2,798,650
                                           -----------


      PAR
     (000)    SECURITY                            VALUE
--------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS--0.39%
$3,338,000    Goldman Sachs & Co., dated 3/28/02,
                1.75%, principal and interest in
                the amount of $3,338,162 due 4/1/02,
                collateralized by US Treasury Bond,
                par value of $3,214,000, coupon rate
                6.375%, with a market
                value of $3,405,440 ...... $ 3,338,000
                                           -----------
TOTAL INVESTMENTS
   (Cost $615,408,302)(3)          99.43% $858,407,174
OTHER ASSETS IN EXCESS
   OF LIABILITIES                   0.57     4,937,257
                                  ------  ------------
NET ASSETS                        100.00% $863,344,431
                                  ======  ============

--------------------------------------------------------------------------------
(1)  Non-income producing security.
(2)  Affiliated holding.
(3)  Aggregate cost for federal tax purposes was $614,187,828.
(4)  Real Estate Investment Trust.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES



                                                                                                   MARCH 31, 2002
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated issuers, at value (cost $601,649,601) .............................   $838,258,114
   Investments in affiliated issuers, at value (cost $13,758,701) ................................     20,149,060
                                                                                                     ------------
   Total investments at value ....................................................................    858,407,174
                                                                                                     ------------
   Cash ..........................................................................................         21,071
   Receivable for capital shares sold ............................................................        880,200
   Receivable for securities sold ................................................................        519,214
   Dividend and interest receivable ..............................................................      5,525,747
   Prepaid expenses and other ....................................................................        156,175
                                                                                                     ------------
Total assets .....................................................................................    865,509,581
                                                                                                     ------------
LIABILITIES
   Payable for capital shares redeemed ...........................................................      1,102,373
   Advisory fees payable .........................................................................        538,165
   Distribution fees payable .....................................................................        248,096
   Transfer agent fees payable ...................................................................         82,422
   Accounting fees payable .......................................................................         11,291
   Custody fees payable ..........................................................................         10,788
   Accrued expenses and other ....................................................................        172,015
                                                                                                     ------------
Total liabilities ................................................................................      2,165,150
                                                                                                     ------------
NET ASSETS .......................................................................................   $863,344,431
                                                                                                     ============
COMPOSITION OF NET ASSETS
   Paid-in capital ...............................................................................    671,688,500
   Undistributed net investment income ...........................................................      3,763,625
   Accumulated net realized loss from investment transactions ....................................    (55,106,566)
   Net unrealized appreciation on investments ....................................................    242,998,872
                                                                                                     ------------
NET ASSETS .......................................................................................   $863,344,431
                                                                                                     ============
NET ASSET VALUE PER SHARE
   Class A Shares(1) .............................................................................   $      21.87
                                                                                                     ============
   Class B Shares(2) .............................................................................   $      21.80
                                                                                                     ============
   Class C Shares(3) .............................................................................   $      21.82
                                                                                                     ============
   Institutional Class(4) ........................................................................   $      22.08
                                                                                                     ============

--------------------------------------------------------------------------------

(1) Net asset value and redemption price per share (based on net assets of $553,158,961 and 25,291,814 shares outstanding). Maximum offering price per share was $23.14 ($21.87 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.

(2) Net asset value and offering price per share (based on net assets of $115,889,061 and 5,315,611 shares outstanding). Redemption value is $20.71 following a 5.00% maximum contingent deferred sales charge.

(3) Net asset value and offering price per share (based on net assets of $39,762,948 and 1,822,626 shares outstanding). Redemption value is $21.60 following a 1.00% maximum contingent deferred charge.

(4) Net asset value and redemption price per share (based on net assets of $154,533,461 and 6,998,819 shares outstanding).


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS


                                                                                               FOR THE YEAR ENDED
                                                                                                   MARCH 31, 2002
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ......................................................................................  $  7,641,251
   Interest from unaffiliated issuers .............................................................    17,997,032
   Interest from affiliated issuers ...............................................................       512,500
                                                                                                     ------------
Total income ......................................................................................    26,150,783
                                                                                                     ------------
EXPENSES
   Investment advisory fees .......................................................................     6,531,556
   Distribution fees:
     Class A Shares ...............................................................................     1,403,393
     Class B Shares ...............................................................................     1,159,536
     Class C Shares ...............................................................................       369,638
   Transfer agent fees ............................................................................       468,026
   Accounting fees ................................................................................       134,333
   Professional fees ..............................................................................        88,887
   Printing and shareholder reports ...............................................................        73,141
   Registration fees ..............................................................................        51,833
   Custody fees ...................................................................................        47,359
   Directors' fees ................................................................................        32,879
   Miscellaneous ..................................................................................        27,372
                                                                                                     ------------
Total expenses ....................................................................................    10,387,953
                                                                                                     ------------
NET INVESTMENT INCOME .............................................................................    15,762,830
                                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss from investment transactions .................................................   (57,391,738)
   Net change in unrealized appreciation/depreciation on investments
     (including $2,250,709 from affiliated issuers) ...............................................    58,920,608
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...................................................     1,528,870
                                                                                                     ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ........................................................  $ 17,291,700
                                                                                                     ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                                                    2002                    2001
----------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS FROM:
 OPERATIONS
   Net investment income ................................................  $  15,762,830           $  18,459,514
   Net realized gain (loss) from investment transactions ................    (57,391,738)             31,313,957
   Net change in unrealized appreciation/depreciation
     of investments .....................................................     58,920,608             (12,629,344)
                                                                           -------------           -------------
Net increase in net assets from operations ..............................     17,291,700              37,144,127
                                                                           -------------           -------------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and short-term gains:
     Class A Shares .....................................................     (9,243,266)            (18,398,077)
     Class B Shares .....................................................     (1,080,202)             (2,756,294)
     Class C Shares .....................................................       (337,255)               (800,873)
     Institutional Class ................................................     (3,220,868)             (5,721,644)
   Net realized long-term gains:
     Class A Shares .....................................................     (1,404,168)            (42,118,957)
     Class B Shares .....................................................       (283,493)             (8,132,748)
     Class C Shares .....................................................        (91,914)             (2,385,319)
     Institutional Class ................................................       (414,914)            (12,449,224)
                                                                           -------------           -------------
Total distributions .....................................................    (16,076,080)            (92,763,136)
                                                                           -------------           -------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sale of shares .....................................    136,487,120             134,682,912
   Net dividend reinvestments ...........................................     12,156,616              86,399,728
   Net cost of shares redeemed ..........................................   (155,985,641)           (234,670,012)
                                                                           -------------           -------------
Net decrease in net assets from
   capital share transactions ...........................................     (7,341,905)            (13,587,372)
                                                                           -------------           -------------
TOTAL DECREASE IN NET ASSETS ............................................     (6,126,285)            (69,206,381)
NET ASSETS
   Beginning of year ....................................................    869,470,716             938,677,097
                                                                           -------------           -------------
   End of year (including undistributed net investment income
     of $3,763,625 and $753,199, respectively). .........................  $ 863,344,431           $ 869,470,716
                                                                           =============           =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS A SHARES

                                                                                       FOR THE YEARS ENDED MARCH 31,
                                                        2002           2001          2000         1999          1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ..............     $21.78         $23.27        $24.15       $22.09        $17.14
                                                      ------         ------        ------       ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................       0.41           0.49          0.49         0.56          0.47
   Net realized and unrealized
     gain (loss) on investments .................       0.10           0.50         (0.20)        2.40          5.21
                                                      ------         ------        ------       ------        ------
Total from investment operations ................       0.51           0.99          0.29         2.96          5.68
                                                      ------         ------        ------       ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and
     short-term capital gains ...................      (0.36)         (0.73)        (0.73)       (0.57)        (0.47)
   Net realized long-term capital gains .........      (0.06)         (1.75)        (0.44)       (0.33)        (0.26)
                                                      ------         ------        ------       ------        ------
Total distributions .............................      (0.42)         (2.48)        (1.17)       (0.90)        (0.73)
                                                      ------         ------        ------       ------        ------
NET ASSET VALUE, END OF YEAR ....................     $21.87         $21.78        $23.27       $24.15        $22.09
                                                      ======         ======        ======       ======        ======
TOTAL INVESTMENT RETURN(1) ......................       2.37%          4.36%         1.11%       13.91%        33.82%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s) ...............   $553,159       $550,288      $622,580     $649,664      $491,575
   Ratios to average net assets:
     Net investment income ......................       1.86%          2.13%         2.06%        2.64%         2.49%
     Expenses ...................................       1.09%          1.11%         1.09%        1.12%         1.14%
   Portfolio turnover rate ......................         12%             8%           26%          10%            7%

--------------------------------------------------------------------------------
(1) Total return excludes the effect of sales charge.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS B SHARES

                                                                                       FOR THE YEARS ENDED MARCH 31,
                                                        2002           2001          2000         1999          1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............    $21.71         $23.22        $24.11       $22.08        $17.16
                                                      ------         ------        ------       ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .........................      0.25           0.31          0.31         0.41          0.34
   Net realized and unrealized
     gain (loss) on investments ..................      0.10           0.50         (0.20)        2.38          5.20
                                                      ------         ------        ------       ------        ------
Total from investment operations .................      0.35           0.81          0.11         2.79          5.54
                                                      ------         ------        ------       ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and
     short-term capital gains ....................     (0.20)         (0.57)        (0.56)       (0.43)        (0.36)
   Net realized long-term capital gains ..........     (0.06)         (1.75)        (0.44)       (0.33)        (0.26)
                                                      ------         ------        ------       ------        ------
Total distributions ..............................     (0.26)         (2.32)        (1.00)       (0.76)        (0.62)
                                                      ------         ------        ------       ------        ------
NET ASSET VALUE, END OF YEAR .....................    $21.80         $21.71        $23.22       $24.11        $22.08
                                                      ======         ======        ======       ======        ======
TOTAL INVESTMENT RETURN(1) .......................      1.63%          3.54%         0.36%       13.10%        32.84%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s) ................  $115,889       $109,888      $121,117     $110,680       $64,498
   Ratios to average net assets:
     Net investment income .......................      1.11%          1.38%         1.30%        1.90%         1.75%
     Expenses ....................................      1.84%          1.86%         1.84%        1.87%         1.89%
   Portfolio turnover rate .......................        12%             8%           26%          10%            7%

--------------------------------------------------------------------------------
(1) Total return excludes the effect of sales charge.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS C SHARES                                                                                      FOR THE PERIOD
                                                                                                   APRIL 8, 1998(1)
                                                                                                            THROUGH
                                                                     FOR THE YEARS ENDED MARCH 31,        MARCH 31,
                                                         2002              2001               2000             1999
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ..............................  $21.73            $23.22             $24.12            $22.31
                                                       ------            ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ............................    0.26              0.32               0.31              0.39
   Net realized and unrealized
     gain (loss) on investments .....................    0.09              0.51              (0.21)             2.10
                                                       ------            ------             ------            ------
Total from investment operations ....................    0.35              0.83               0.10              2.49
                                                       ------            ------             ------            ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and
     short-term gains ...............................   (0.20)            (0.57)             (0.56)            (0.35)
   Net realized long-term capital gains .............   (0.06)            (1.75)             (0.44)            (0.33)
                                                       ------            ------             ------            ------
   Total distributions ..............................   (0.26)            (2.32)             (1.00)            (0.68)
                                                       ------            ------             ------            ------
NET ASSET VALUE, END OF PERIOD ......................  $21.82            $21.73             $23.22            $24.12
                                                       ======            ======             ======            ======
TOTAL INVESTMENT RETURN(2) ..........................    1.63%             3.63%              0.31%            11.50%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s) ................. $39,763           $32,461            $33,989           $17,450
   Ratios to average net assets:
     Net investment income ..........................    1.11%             1.38%              1.34%             2.05%(3)
     Expenses .......................................    1.84%             1.86%              1.85%             1.91%(3)
   Portfolio turnover rate ..........................      12%                8%                26%               10%

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INSTITUTIONAL CLASS
                                                                                       FOR THE YEARS ENDED MARCH 31,
                                                         2002          2001         2000          1999          1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .................   $21.98        $23.45        $24.36       $22.26        $17.27
                                                       ------        ------        ------       ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...........................     0.48          0.54          0.55         0.63          0.51
   Net realized and unrealized gain
     (loss) on investments .........................     0.09          0.52         (0.21)        2.41          5.25
                                                       ------        ------        ------       ------        ------
Total from investment operations ...................     0.57          1.06          0.34         3.04          5.76
                                                       ------        ------        ------       ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and
     short-term capital gains ......................    (0.41)        (0.78)        (0.81)       (0.61)        (0.51)
   Net realized long-term capital gains ............    (0.06)        (1.75)        (0.44)       (0.33)        (0.26)
                                                       ------        ------        ------       ------        ------
   Total distributions .............................    (0.47)        (2.53)        (1.25)       (0.94)        (0.77)
                                                       ------        ------        ------       ------        ------
NET ASSET VALUE, END OF YEAR .......................   $22.08        $21.98        $23.45       $24.36        $22.26
                                                       ======        ======        ======       ======        ======
TOTAL INVESTMENT RETURN ............................     2.63%         4.60%         1.36%       14.20%        34.08%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s) .................. $154,533      $176,833      $160,991     $144,995      $103,817
   Ratios to average net assets:
     Net investment income .........................     2.11%         2.38%         2.32%        2.88%         2.75%
     Expenses ......................................     0.84%         0.86%         0.84%        0.87%         0.89%
   Portfolio turnover rate .........................       12%            8%           26%          10%            7%



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
Flag Investors Value Builder Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland.

The Fund offers four classes of shares to investors. The Class A Shares have a maximum front-end sales charge of 5.50%. The Class B Shares have a maximum contingent deferred sales charge of 5.00%. The Class C Shares have a maximum contingent deferred sales charge of 1.00%. The Institutional Class Shares have no sales charge. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Fund is to seek to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and corporate bonds. Details concerning the Fund's investment objective and policies and the risk factors associated with the Fund's investments are described in the Fund's Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the bid price in the over-the-counter market.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at fair value. On March 31, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

Distribution or service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. DISTRIBUTIONS
The Fund pays quarterly dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.



--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

F. REPURCHASE AGREEMENTS
The Fund may make short term investments in repurchase agreements that are fully collateralized by US government securities. Under the terms of a repurchase agreement, a financial institution sells fixed income securities to the Fund and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

G. INVESTMENTS IN AFFILIATED COMPANIES
As defined by the Act, an affiliated company is one in which the Fund has a direct or indirect ownership, control of or voting power over 5 percent or more of the outstanding voting shares of another company or persons. Transactions during the period with companies which are or were affiliates are as follows:

                Purchase   Sales  Interest
Affiliate           Cost    Cost    Income        Value
---------       --------   -----  --------       ------
Lodgenet
  Entertainment      $--     $--  $512,500  $20,149,060


H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount in excess of $200 million.

Alex. Brown Investment Management is the Fund's Sub-Advisor. The Sub-Advisor is paid by the Advisor.

ICCC is the Fund's accounting and transfer agent. The Fund pays the accounting agent an annual fee based on its average daily net assets which is calculated daily and paid monthly. The Fund pays the transfer agent a per account fee which is accrued daily and paid monthly.

Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), an affiliate of ICCC, is the Fund's custodian. The Fund pays the custodian an annual fee.

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES
ICC Distributors, Inc. is the Fund's Distributor. The Fund pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. The Fund also pays the Distributor a shareholder servicing fee based on the average daily net assets of the Class B and Class C Shares which is calculated daily and paid monthly at the annual rate of 0.25%. The Fund does not pay such fees on the Institutional Class.



--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 97 million shares of $.001 par value capital stock (50 million Class A Shares, 15 million Class B Shares, 15 million Class C Shares, 15 million Institutional Class and 2 million undesignated). Transactions in capital shares were as follows:

                                                 Class A Shares
             --------------------------------------------------
                   For the Year Ended        For the Year Ended
                       March 31, 2002            March 31, 2001
             ------------------------  ------------------------
                 Shares        Amount      Shares        Amount
             ----------  ------------  ----------  ------------
Sold          3,500,742  $ 78,116,886   1,627,278  $ 36,709,063
Reinvested      374,838     8,103,252   2,550,304    56,101,406
Redeemed     (3,850,926)  (84,827,624) (5,666,748) (129,212,289)
             ----------  ------------  ----------  ------------
Net increase
  (decrease)     24,654  $  1,392,514  (1,489,166) $(36,401,820)
             ==========  ============  ==========  ============

                                                 Class B Shares
             --------------------------------------------------
                   For the Year Ended        For the Year Ended
                       March 31, 2002            March 31, 2001
             ------------------------  ------------------------
                 Shares        Amount      Shares        Amount
             ----------  ------------  ----------  ------------
Sold          1,285,222  $ 28,510,305     602,196  $ 13,595,867
Reinvested       44,879       966,243     461,723    10,116,487
Redeemed     (1,075,193)  (23,542,207) (1,219,631)  (27,655,881)
             ----------  ------------  ----------  ------------
Net increase
  (decrease)    254,908  $  5,934,341    (155,712) $ (3,943,527)
             ==========  ============  ==========  ============

                                                 Class C Shares
             --------------------------------------------------
                   For the Year Ended        For the Year Ended
                       March 31, 2002            March 31, 2001
             ------------------------  ------------------------
                 Shares        Amount      Shares        Amount
             ----------  ------------  ----------  ------------
Sold            508,863  $ 11,331,917     195,500  $  4,443,644
Reinvested       14,352       309,099     135,902     2,979,790
Redeemed       (194,504)   (4,218,962)   (301,124)   (6,787,449)
             ----------  ------------  ----------  ------------
Net increase    328,711  $  7,422,054      30,278  $    635,985
             ==========  ============  ==========  ============

                                            Institutional Class
             --------------------------------------------------
                   For the Year Ended        For the Year Ended
                       March 31, 2002            March 31, 2001
             ------------------------  ------------------------
                 Shares        Amount      Shares        Amount
             ----------  ------------  ----------  ------------
Sold            821,642  $ 18,528,012   3,488,414  $ 79,934,338
Reinvested      127,266     2,778,022     775,830    17,202,045
Redeemed     (1,995,436)  (43,396,848) (3,083,233)  (71,014,393)
             ----------  ------------  ----------  ------------
Net increase
  (decrease) (1,046,528) $(22,090,814)  1,181,011  $ 26,121,990
             ==========  ============  ==========  ============


NOTE 5--FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
At March 31, 2002, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from reclassification of REIT dividends, REIT return of capital adjustments and distribution reclassifications. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

  Undistributed       Undistributed
 Net Investment        Net Realized
         Income            Gain/Loss    Paid-In-Capital
 --------------       --------------    ---------------
     $1,323,825          $(1,323,824)               $(1)


At March 31, 2002, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was $294,033,802 and $49,814,456, respectively. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and REIT return of capital.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles.

Distributions during the year ended March 31, 2002 were characterized as follows for tax purposes:

Ordinary income                             $13,881,591
Long-term capital gains                     $ 2,194,489

At March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income              $  3,872,416
Capital loss carryovers                    $ 13,472,343
Unrealized appreciation/(depreciation)     $244,219,346





--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

At March 31, 2002, the Fund had capital loss carryovers available as a reduction against future net realized capital gains consisted of $13,472,343, all of which expires in 2010.

At March 31, 2002, the Fund deferred post-October capital losses of $42,854,697 to the next fiscal year ending March 31, 2003.

The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the year ended March 31, 2002, were $105,438,309 and $117,134,624, respectively.





--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Flag Investors Value Builder Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Value Builder Fund, Inc. (the 'Fund') at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal years presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
May 3, 2002




--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For theYear Ended March 31, 2002

The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included $2,194,489 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

Of ordinary distributions made during the fiscal year ended March 31, 2002, 44.20% qualifies for the dividends received deduction available to corporate shareholders.



--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FUND DIRECTORS

                                                                                              NUMBER OF FUNDS
                                                                                              IN THE FUND
NAME, BIRTH DATE AND                 BUSINESS EXPERIENCE AND                                  COMPLEX OVERSEEN
POSITION WITH THE FUND(1)            DIRECTORSHIPS DURING THE PAST 5 YEARS                    BY DIRECTOR(2)
---------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------
Richard R. Burt                      Chairman, IEP Advisors, Inc. (July 1998 to               25
February 3, 1947                     present); Chairman of the Board, Weirton
Director since 1999.                 Steel Corporation (April 1996 to present);
                                     Member of the Board, Hollinger International,
                                     Inc. (publishing) (1995 to present) and HCL
                                     Technologies Limited (information technology)
                                     (April 1999 to present), Director, UBS Mutual
                                     Funds (formerly known as Brinson and Mitchell
                                     Hutchins families of funds) (registered
                                     investment companies) (1995 to present); and
                                     Member, Textron Inc. International Advisory
                                     Council (July 1996 to present). Formerly,
                                     Partner, McKinsey & Company (consulting)
                                     (1991-1994); Member of the Board, Homestake
                                     Mining (mining and exploration)
                                     (1998-February 2001), Archer Daniels
                                     MidlandCompany (agribusiness operations)
                                     (October 1996-June 2001) and Anchor Gaming
                                     (gaming software and equipment) (March
                                     1999-December 2001); and US Chief Negotiator
                                     in Strategic Arms Reduction Talks (START)
                                     with former Soviet Union and US Ambassador to
                                     the Federal Republic of Germany (1985-1991).

---------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman                   Private Equity Investor (1997 to present);                23
May 27, 1937                         Director, Soundview Technology Group Inc.
Director since 1998.                 (investment banking) (July 1998 to present),
                                     Corvis Corporation, (optical networks) (July
                                     2000 to present), The Nevis Fund (registered
                                     investment company) (July 1999 to present),
                                     Brown Investment Advisory & Trust Company
                                     (February 2001 to present) and ISI Family of
                                     Funds (registered investment companies)
                                     (March 1998 to present). Formerly, Director,
                                     Circon Corp. (medical instruments) (November
                                     1998-January 1999); President and Chief
                                     Executive Officer, The National Association
                                     of Securities Dealers, Inc. and The NASDAQ
                                     Stock Market, Inc., (1987-1997); Director,
                                     Flag Investors Emerging Growth Fund, Inc.
                                     (now known as Emerging Growth Fund, Inc.) and
                                     Flag Investors Short-Intermediate Income
                                     Fund, Inc. (now known as Short-Intermediate
                                     Income Fund, Inc.) (registered investment
                                     companies) (resigned 2000);Chief Operating
                                     Officer of Alex. Brown & Sons Incorporated
                                     (now Deutsche Bank Securities Inc.)
                                     (1985-1987) and General Partner, Alex. Brown
                                     & Sons Incorporated (now Deutsche Bank
                                     Securities Inc.), (1976-1985).

---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FUND DIRECTORS

                                                                                              NUMBER OF FUNDS
                                                                                              IN THE FUND
NAME, BIRTH DATE AND                 BUSINESS EXPERIENCE AND                                  COMPLEX OVERSEEN
POSITION WITH THE FUND(1)            DIRECTORSHIPS DURING THE PAST 5 YEARS                    BY DIRECTOR(2)
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------
Louis E. Levy                        Director, Household International (banking               25
November 16, 1932                    and finance) (1992 to present) and ISI Family
Director since 1994.                 of Funds (registered investment companies)
                                     (1994 to present). Formerly, Chairman of the
                                     Quality Control Inquiry Committee, American
                                     Institute of Certified Public Accountants
                                     (1992-1998); Trustee, Merrill Lynch Funds for
                                     Institutions (1991-1993); Adjunct Professor,
                                     Columbia University-Graduate School of
                                     Business (1991-1992); Director,
                                     Kimberly-Clark Corporation (personal consumer
                                     products) (retired 2000) and Partner, KPMG
                                     Peat Marwick (retired 1990).

-----------------------------------------------------------------------------------------------------------------
Eugene J. McDonald                   Executive Vice President, Investment Counsel,             25
July 14, 1932                        Duke University (September 2000 to present);
Director since 1992.                 Advisory Board Member, A.M. Pappas &
                                     Associates (life sciences industry) (2000 to
                                     present) and Ashford Capital Management (2000
                                     to present); Committee Member, North Carolina
                                     Treasurer's Office Investment Advisory
                                     Committee (2001 to present); Director,
                                     Victory Funds (registered investment
                                     companies) (April 1993 to present); Lead
                                     Director, National Commerce Bank Corporation
                                     (NCBC) (banking) (July 2000 to present);
                                     Principal and Chief Investment Officer,
                                     Quellos Private Capital Markets, LLC
                                     (investments) (September 2001 to present);
                                     Director, RedHat, Inc. (software) (July 2000
                                     to present) and Incara Pharmaceuticals (June
                                     2001 to present). Formerly, Chairman, Winston
                                     Hedged Equity Group (July 2000-August 2001);
                                     Executive Vice Chairman and Director, Central
                                     Carolina Bank & Trust (banking) (January
                                     1998-July 2000); Director, AMBAC Treasurers
                                     Trust (registered investment company) (July
                                     1996-August 1997), DP Mann Holdings
                                     (insurance) (December 1996-December 1998),
                                     ISI Family of Funds (registered investment
                                     companies) (1992-1999); President, Duke
                                     Management Company (investments) (July
                                     1990-September 2000) and Executive Vice
                                     President, Duke University (education,
                                     research and health care) (July
                                     1984-September 2000).

-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     President and Chief Executive Officer, The                25
April 10, 1951                       Pew Charitable Trusts (charitable foundation)
Director since 1997.                 (1994 to present) and Director and Executive
                                     Vice President, The Glenmede Trust Company
                                     (investment trust and wealth management)
                                     (1994 to present). Formerly, Executive
                                     Director, The Pew Charitable Trusts
                                     (1988-1994) and Director, ISI Family of Funds
                                     (registered investment companies)
                                     (1997-1999).

-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FUND DIRECTORS

                                                                                              NUMBER OF FUNDS
                                                                                              IN THE FUND
NAME, BIRTH DATE AND                 BUSINESS EXPERIENCE AND                                  COMPLEX OVERSEEN
POSITION WITH THE FUND(1)            DIRECTORSHIPS DURING THE PAST 5 YEARS                    BY DIRECTOR(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------
Carl W. Vogt                         Of Counsel, Fulbright & Jaworski, L.L.P (law)            25
April 20, 1936                       (2002 to present); Director, Yellow
Director since 1997.                 Corporation (trucking) (1996 to present),
                                     American Science & Engineering (x-ray
                                     detection equipment) (1997 to present) and
                                     ISI Family of Funds (registered investment
                                     companies) (1999 to present). Formerly,
                                     Chairman and Member, National Transportation
                                     Safety Board (1992-1994); Director, National
                                     Railroad Passenger Corporation (Amtrak)
                                     (1991-1992); Member, Aviation System Capacity
                                     Advisory Committee (Federal Aviation
                                     Administration); President (interim) of
                                     Williams College (1999-2000); President,
                                     certain funds in the Deutsche Asset
                                     Management Family of Funds (formerly, Flag
                                     Investors Family of Funds) (registered
                                     investment companies) (1999-2000); and Senior
                                     Partner, Fulbright andJawoski L.L.P. (law),
                                     retired December 31, 2001.

----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  President, Robert H. Wadsworth Associates,                25
January 29, 1940                     Inc. (consulting firm) (1982 to present),
Director since 1999.                 President and Trustee, Trust for Investment
                                     Managers (registered investment company)
                                     (1999 to present); Director, The Germany Fund
                                     Inc. (1986 to present), The New Germany Fund,
                                     Inc. (1992 to present) and Central European
                                     Equity Fund, Inc. (1986 to present). Formerly
                                     President, Investment Company Administration,
                                     L.L.C. (1992*-July 2001); President,
                                     Treasurer and Director, First Fund
                                     Distributors, Inc. (1990-January 2002); Vice
                                     President, Professionally Managed Portfolios
                                     (1999-2002) and Advisors Series Trust
                                     (1997-2002)(registered investment companies);
                                     President, Guinness Flight Investment Funds,
                                     Inc. (registered investment companies)
                                     (1994-1998).

                                     * This is the inception date of the
                                     corporation, which was the predecessor to the LLC.

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------
Richard T. Hale(3)                   Managing Director, Deutsche Bank Securities               52
July 17, 1945                        Inc. (formerly Deutsche Banc Alex. Brown
Director since 1992.                 Inc.) (June 1999 to present) and Deutsche
                                     Asset Management Americas (June 1999 to
                                     present); Director and President, Investment
                                     Company Capital Corp. (registered investment
                                     advisor) (April 1996 to present) and Deutsche
                                     Asset Management Mutual Funds (1989 to
                                     present); Director, Deutsche Global Funds,
                                     Ltd. (January 2000 to present), CABEI Fund
                                     (June 2000 to present) and North American
                                     Income Fund (September 2000 to present); Vice
                                     President, Deutsche Asset Management, Inc.
                                     (September 2000 to present). Chartered
                                     Financial Analyst. Formerly, Director, ISI
                                     Family of Funds (registered investment
                                     companies) (1992-1999).

----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FUND DIRECTORS

                                                                                              NUMBER OF FUNDS
                                                                                              IN THE FUND
NAME, BIRTH DATE AND                 BUSINESS EXPERIENCE AND                                  COMPLEX OVERSEEN
POSITION WITH THE FUND(1)            DIRECTORSHIPS DURING THE PAST 5 YEARS                    BY DIRECTOR(2)
---------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------
Truman T. Semans(3)                  Vice Chairman, Brown Investment Advisory &               25
October 27, 1926                     Trust Company (1993 to present); Director and
Director since 1992.                 Chairman, Virginia Hot Springs, Inc.
                                     (property management) (1991 to present) and
                                     Director of Upstate (biotechnology) (1994 to
                                     present). Formerly, Managing Director and
                                     Vice Chairman, Alex. Brown & Sons
                                     Incorporated (Deutsche Bank Securities Inc.)
                                     (1974-1998); Director, Investment Company
                                     Capital Corp. (registered investment advisor)
                                     (1996-2000) and Director, ISI Family of Funds
                                     (registered investment companies)
                                     (1997-1999).

---------------------------------------------------------------------------------------------------------------


NAME, BIRTH DATE AND
POSITION WITH THE TRUST AND          BUSINESS EXPERIENCE AND
THE PORTFOLIO TRUST                  DIRECTORSHIPS DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------
Richard T. Hale                      See information provided under Interested Directors.
President since 2000.
---------------------------------------------------------------------------------------------------------------
Amy Olmert                           Director, Deutsche Asset Management (1999 to present)
Secretary since 1997.                and Certified Public Accountant. Formerly, Vice
May 14, 1963                         President, BT Alex. Brown Incorporated (Deutsche Bank
                                     Securities Inc.) (1997-1999) and Senior Manager and
                                     other positions, Coopers & Lybrand L.L.P.
                                     (PricewaterhouseCoopers LLP) (1988-1997).
---------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch                     Managing Director, Deutsche Asset Management (2002 to
Assistant Secretary                  present) and Director, Deutsche Global Funds,Ltd. (2002
since 1999.                          to present). Formerly, Director, Deutsche Asset
March 27, 1954                       Management (1999-2002), Principal, BT Alex. Brown
                                     Incorporated (Deutsche Bank Securities Inc.)
                                     (1998-1999) and Assistant General Counsel, United
                                     States Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------------
Charles A. Rizzo                     Director, Deutsche Asset Management (April 2000 to
Treasurer since 1999.                present); Certified Public Accountant and Certified
August 5, 1957                       Management Accountant. Formerly, Vice President and
                                     Department Head, BT Alex. Brown Incorporated (Deutsche
                                     Bank Securities Inc.) (1998-1999) and Senior Manager,
                                     Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP)
                                     (1993-1998).

---------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
(1) The mailing address of each Director and Officer with respect to Fund operations is One South Street, Baltimore, MD 21202.

(2) As of March 31, 2002 the total number of Deutsche Asset Management funds (the 'Fund Complex') was 71.

(3) Messrs. Semans and Hale are directors/trustees who are 'Interested Persons' within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is the President and a Director of the Fund's Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates. Mr. Semans is Vice Chairman of Brown Investment Advisory & Trust Company, an affiliate of Brown Advisory Incorporated, the sub-advisor to two funds in the fund complex.

The Fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-730-1313.

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.


Value Builder Fund
   Class A Shares                                     CUSIP #33832R105
   Class B Shares                                     CUSIP #33832R303
   Class C Shares                                     CUSIP #33832R501
   Institutional Class                                CUSIP #33832R402
                                                      VBANN (3/02)
                                                      Printed 5/02

Distributed by:
ICC Distributors, Inc.